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Rockville, Maryland 20850

RYDEX SERIES FUNDS

Supplement dated February 1, 2019 to the currently effective Class A, Class C and Institutional Class Shares Prospectuses (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the fourth bullet point under the headings “Buying, Selling and Exchanging Fund Shares – Institutional shares.” in the Prospectus is deleted in its entirety and replaced with the following:

•
Trustees and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Advisor or distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), and their affiliates;

Please retain this supplement for future reference.

RDX-PRO-SUP2-0119